EXHIBIT 10.7


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                              ST LENDING, INC.,




                        LOMAS FINANCIAL CORPORATION,




                            BANK ONE, TEXAS, N.A.
                            as Indenture Trustee




                                     and




                          WILMINGTON TRUST COMPANY
                        as Liquidity Support Trustee




                      LIQUIDITY SUPPORT TRUST AGREEMENT




                         dated as of April 12, 1994






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                             TABLE OF CONTENTS*

                                  ARTICLE 1

                                 DEFINITIONS

SECTION   1.01.     Definitions . . . . . . . . . . . . . . . . . . . 1
          1.02.     Indenture Definitions; Definitional
                      Conventions . . . . . . . . . . . . . . . . . . 3

                                 ARTICLE II

                            DECLARATION OF TRUST;
                       ISSUANCE OF TRUST CERTIFICATE;
                     DUTIES OF LIQUIDITY SUPPORT TRUSTEE

SECTION   2.01.     Declaration of Trust. . . . . . . . . . . . . . . 4
          2.02.     Deposits. . . . . . . . . . . . . . . . . . . . . 4
          2.03.     Trust Property. . . . . . . . . . . . . . . . . . 4
          2.04.     Issuance and Transfer of Trust Certificate. . . . 4
          2.05.     Directions to Liquidity Support Trustee . . . . . 4
          2.06.     Collection of Moneys. . . . . . . . . . . . . . . 5
          2.07.     Liquidity Support Trust Account . . . . . . . . . 5
          2.08.     Withdrawals from Trust Account. . . . . . . . . . 5

                                 ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE ISSUER

SECTION   3.01.     Good Standing . . . . . . . . . . . . . . . . . . 6
          3.02.     Corporate Power . . . . . . . . . . . . . . . . . 6
          3.03.     Consents and Approvals. . . . . . . . . . . . . . 6

                                 ARTICLE IV

       REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY SUPPORT TRUSTEE

SECTION   4.01.     Organization; Good Standing; Capital. . . . . . . 6
          4.02.     Corporate Power . . . . . . . . . . . . . . . . . 7
          4.03.     Consents and Approvals. . . . . . . . . . . . . . 7

                                  ARTICLE V

                  CONCERNING THE LIQUIDITY SUPPORT TRUSTEE

SECTION   5.01.     General Matters Relating to the Liquidity
                      Support Trustee . . . . . . . . . . . . . . . . 7
     5.02.     Books and Records; Filings . . . . . . . . . . . . . . 9
     5.03.     Compensation and Indemnification of Liquidity Support
                 Trustee. . . . . . . . . . . . . . . . . . . . . . . 9
     5.04.     Resignation, Discharge or Removal of Liquidity Support
                 Trustee; Successor . . . . . . . . . . . . . . . . .10
     5.05.     Qualification of Liquidity Support Trustee . . . . . .11
     5.06.     Not Acting in Individual Capacity. . . . . . . . . . .11
     5.07.     Further Assurances . . . . . . . . . . . . . . . . . .11
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*The Table of Contents is not part of this Agreement.

                                 ARTICLE VI

                                MISCELLANEOUS

SECTION   6.01.     Benefit of Agreement. . . . . . . . . . . . . . .11
          6.02.     Severability. . . . . . . . . . . . . . . . . . .11
          6.03.     Amendments and Waivers. . . . . . . . . . . . . .12
          6.04.     Notices . . . . . . . . . . . . . . . . . . . . .12
          6.05.     Governing Law . . . . . . . . . . . . . . . . . .12
          6.06.     Counterparts. . . . . . . . . . . . . . . . . . .12
          6.07.     Termination of the Trust; No Power to
                      Revoke or Withdraw Trust Property . . . . . . .12
          6.08.     Nature of Interest in Trust Property. . . . . . .13
          6.09.     Grantor Trust . . . . . . . . . . . . . . . . . .13
          6.10.     Headings. . . . . . . . . . . . . . . . . . . . .13

     LIQUIDITY SUPPORT TRUST AGREEMENT, dated as of April 12, 1994 among ST LENDING, INC., a Delaware corporation, LOMAS FINANCIAL CORPORATION, a Delaware corporation, BANK ONE, TEXAS, N.A., as Trustee under the Indenture, and Wilmington Trust Company, a banking corporation under the laws of the State of Delaware.

                                  ARTICLE 1

                                 DEFINITIONS

     SECTION 1.01. Definitions. Capitalized terms set forth below shall have the following meanings when used in this Agreement:

     "Agreement" means this Liquidity Support Trust Agreement and any amendments or modifications hereof.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City, Dallas, Texas or Wilmington, Delaware are authorized by law to close.

     "Cash Collateral Account" means the account opened by the Issuer pursuant to Section 12.2 of the Indenture.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Corporate Trust Office" of a Person means the principal corporate trust or other similar office of such Person.

     "Eligible Certificates of Deposit" means commercial bank certificates of deposit, time deposits, bankers acceptances of other debt obligations of any bank having a Thompson Bank Watch, Inc. rating of at least B/C or a Standard & Poor's long-term debt rating of at least BBB or a Moody's long-term debt rating of Baa and with capital, surplus and undivided profits aggregating at least $300 million.

     "Eligible Investments" means (i) U.S. Government Securities, (ii) Eligible Certificates of Deposit, (iii) commercial paper and other short-term money market instruments which are rated at least P-2 by Moody's and at least A-2 by Standard & Poor's and which have a fixed maturity of no more than 365 days from the date of their original issuance, (iv) Repurchase Agreements and Reverse Repurchase Agreements with any Person the long-term unsecured debt securities of which are rated Aa by Moody's and AA by Standard & Poor's, provided that the Liquidity Support Trustee or its agent takes immediate physical possession of the collateral for such Repurchase Agreements or Reverse Repurchase Agreements (or obtains the equivalent protection through book entries) and (v) interests in any mutual fund or investment company that invests only in cash or obligations issued or guaranteed by the United States of America or any agency thereof or in Repurchase Agreements secured by obligations issued or guaranteed by the United States of America or any agency thereof.

     "Income Measuring Period" means, with respect to any LFC Senior Convertible Note Payment Date, the period from and including [October 1, 1991] through the end of the last fiscal quarter ended before such LFC Senior Convertible Note Payment Date.

     "Indenture" means the trust indenture dated as of November 1, 1991 between the Issuer and Team Bank (the predecessor of Bank One, Texas, N.A.), as Trustee, as the same may be amended, supplemented or modified from time to time.

     "Indenture Payment" means any payment made by the Indenture Trustee to the Liquidity Support Trustee for deposit into the Liquidity Support Trust Account pursuant to Section 12.3 of the Indenture.

     "Indenture Trustee" means the Trustee under the Indenture.

     "Initial Deposit" has the meaning specified in Section 2.02.

     "Interest Shortfall Amount" means, with respect to any LFC Senior Convertible Note Payment Date, the amount by which (A) the amount of interest payable on the LFC Senior Convertible Notes during the period commencing [November 1, 1991] and ending on such LFC Senior Convertible Note Payment Date exceeds (B) an amount equal to (a) the sum of (i) 50% of (x) LMUSA's net income for the relevant Income Measuring Period, plus (y) any tax expense recorded on the books of LMUSA for such Income Measuring Period which will never be required to be paid in cash and which has arisen solely from the application of net operating loss carryforwards of the consolidated tax group of which LFC was the common parent for taxable years ending on or before January 30, 1992, (ii) all dividends received by LFC during such Income Measuring Period from any company other than LMUSA, (iii) LFC's interest income for such Income Measuring Period, (iv) an amount carried on LFC's balance sheet representing the amount of taxes which have been prepaid by LFC during the relevant Income Measuring Period, (v) all amounts withdrawn from the Trust Account pursuant to Section 2.08 (a) during such Income Measuring Period and (vi) all net income earned by any subsidiary of LFC other than LMUSA during such Income Measuring Period to the extent that (A) no legal or contractual provision prevented the distribution of such income to LFC as a dividend and (B) the distribution of such income to LFC as a dividend would not have left such subsidiary with an unduly small capital for its operations and anticipated obligations in the judgment of the board of directors of such subsidiary, less (b) the sum of (i) LFC's general and administrative expenses for the relevant Income Measuring Period and (ii) all federal, state and local income, excise, franchise, ad valorem and other taxes attributable to LFC and its activities and actually paid during such Income Measuring Period.

     "Issuer" means ST Lending, Inc., a Delaware corporation, and its permitted successors and assigns.

     "LFC" means Lomas Financial Corporation, a Delaware corporation.

     "LFC Liquidity Support Trust Note" means a promissory note in the form attached hereto as Annex 2 issued to the Issuer by LFC.

     "LFC Senior Convertible Note Payment Date" means each date for the payment of scheduled installments of interest on the LFC Senior Convertible Notes.

     "LFC Senior Convertible Notes" means the senior convertible notes issued pursuant to the Indenture between LFC and Texas Commerce Bank, National Association, Trustee, dated as of November 1, 1991, as the same may be amended, supplemented or modified from time to time.

     "Liquidity Support Trustee" means Wilmington Trust Company, a banking corporation under the laws of Delaware, acting not in its individual capacity, but solely in its capacity as trustee hereunder, and any banking corporation that shall have become its successor pursuant to Section 5.04.

     "LMUSA" means Lomas Mortgage USA, Inc., a corporation organized under the laws of the State of Connecticut, and its successors.

     "Moody's" means Moody's Investors Services, Inc. and any successor thereto.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government of political subdivision or an agency or instrumentality thereof.

     "Pledge Agreement" means the Pledge and Security Agreement dated as of January 30, 1992 among the Issuer, the Indenture Trustee and Bank One, Texas, N.A., as Pledge Agent, and any amendments or modifications thereto.

     "Repurchase Agreement" (which definition also applies to "Reverse Repurchase Agreement") means an agreement, including related terms, which provides for the transfer of Eligible Certificates of Deposit or U.S. Government Securities against the transfer of funds by the transferee of such Eligible Certificates of Deposit or U.S. Government Securities with a simultaneous agreement by such transferee to transfer to the transferor thereof Eligible Certificates of Deposit or U.S. Government Securities, at a date certain not later than one year after such transfers or on demand, against the transfer of funds.

     "Restricted Payment" means, with respect to any Person, (i) any dividend or other distribution on any shares of such Person's capital stock or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of such Person's capital stock or (b) any option, warrant or other right to acquire shares of such Person's capital stock.

     "Securities" shall mean the STL Secured Notes Due 1996 issued pursuant to the Indenture.

     "Standard & Poor's" means Standard & Poor's Corporation and any successor thereto.

     "Termination Date" means the earliest to occur of (i) the last Euro-Dollar Business Day of October 1996, (ii) the date specified in a Notice of Termination delivered by LFC in accordance with Section 6.07, (iii) the date on which LFC shall make any Restricted Payment, (iv) the date of any acceleration of the LFC Liquidity Support Trust Note, (v) the date on which the LFC Senior Convertible Notes and all amounts due and payable under the Indenture related thereto shall have been paid in full and (vi) the date on which the Securities and all amounts due and payable under the Indenture shall have been paid in full.

     "Trust" means the trust existing pursuant to this Agreement, designated as the "LFC Liquidity Support Trust."

     "Trust Account" has the meaning specified in Section 2.07(a).

     "Trust Certificate" means the trust certificate representing the entire undivided beneficial interest in the Trust to be issued to the Issuer pursuant to Section 2.04 and pledged to the Indenture Trustee pursuant to the Pledge Agreement.

     "Trust Property" means the Initial Deposit, any Indenture Payments received by the Liquidity Support Trustee and all other money, instruments and other property deposited in the Trust pursuant hereto, including all proceeds thereof.

     "Trust Withdrawal Certificate" means a completed certificate in the form attached hereto as Annex 3, signed by an officer of LFC.

     "U.S. Government Securities" means securities of the United States government or United States government agencies (other than federal farm loan banks) backed by the full faith and credit of the United States, issued after July 18, 1984 and having current maturities of one year or less.

     "Wilmington Trust" means Wilmington Trust Company, a Delaware banking corporation.

     SECTION 1.02. Indenture Definitions; Definitional Conventions. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

     (c) Wherever required by the context of this Agreement, the singular shall include the plural, and vice versa, and masculine and feminine genders shall include the neuter gender and vice versa.

                                 ARTICLE II

                            DECLARATION OF TRUST;
                       ISSUANCE OF TRUST CERTIFICATE;
                     DUTIES OF LIQUIDITY SUPPORT TRUSTEE

     SECTION 2.01. Declaration of Trust. Wilmington Trust is hereby appointed to hold and agrees to hold the Trust Property as Liquidity Support Trustee in trust upon the terms and conditions and for the use and benefit of the Issuer as herein set forth. The Trust shall constitute a business trust under Title 12, Chapter 38 of the Delaware Code. The Issuer, as owner of the beneficial interest in the Trust and holder of the Trust Certificate, shall be entitled and this Agreement shall constitute the governing instrument of the Trust under Section 3803 of the Delaware Code to the same limitation of personal liability extended to stockholders of private corporations for profit.

     SECTION 2.02. Deposits. (a) Simultaneously with the execution and delivery of this Agreement, the Issuer hereby grants, transfers, delivers and sets over to the Liquidity Support Trustee, its successors and assigns, all right, title and interest of the Issuer in and to the sum of Two Hundred dollars ($200) (the "Initial Deposit").

     (b) From time to time hereafter, Indenture Payments may be paid over to the Liquidity Support Trustee, for deposit to the Trust Account, by or for the account of the Indenture Trustee under and pursuant to the provisions of the Indenture.

     SECTION 2.03. Trust Property. The Liquidity Support Trustee hereby agrees to have and to hold the Trust Property until the Termination Date, in trust under and subject to the conditions and agreements herein set forth, for the use, benefit and security of the Issuer, subject to the pledge of the Trust Certificate by the Issuer on behalf of the Indenture Trustee pursuant to the Pledge Agreement.

     SECTION 2.04. Issuance and Transfer of Trust Certificate. (a) The Liquidity Support Trustee acknowledges receipt on the date hereof of the Initial Deposit, duly paid by the Issuer, and agrees to hold the Initial Deposit in trust in accordance with the terms hereof, and the Issuer acknowledges receipt on the date hereof of a Trust Certificate representing the entire undivided beneficial interest in the Trust, duly executed and delivered to the Issuer in exchange for the Initial Deposit in substantially the form attached hereto as Annex 1.

     (b) No offer, sale, transfer, assignment, pledge, hypothecation, encumbrance or other disposition of the Trust Certificate or any part thereof or interest therein, other than the pledge of the Trust Certificate on behalf of the Indenture Trustee pursuant to the Pledge Agreement, shall be made by the Issuer. If the Indenture Trustee shall, pursuant to the Pledge Agreement, succeed to the rights and benefits of the Issuer as holder of the Trust Certificate, then the Indenture Trustee, upon notice from the Indenture Trustee to the Liquidity Support Trustee of such succession, shall be treated for all purposes as the owner of the beneficial interest in the Trust represented thereby and shall be considered as the Issuer for all purposes hereof.

     SECTION 2.05. Directions to Liquidity Support Trustee. The Liquidity Support Trustee shall take such action or shall refrain from taking such action under this Agreement as it shall be directed pursuant to a specific provision of this Agreement or, absent such a specific provision, as it shall be directed in a notice given by (a) the Indenture Trustee, until such time as the Liquidity Support Trustee shall receive notice from the Indenture Trustee that the Securities and all amounts due and payable under the Indenture have been paid in full or (b) from and after such time, the Issuer.

     SECTION 2.06. Collection of Moneys. The Liquidity Support Trustee at any time may, but shall have no obligation to, demand payment or delivery of all money and other property payable to or receivable by the Liquidity Support Trustee at such time pursuant to the Indenture and this Agreement. The Liquidity Support Trustee shall hold as part of the Trust Property all such money and property received by it as part of the Trust Property and shall apply such money and property as provided in this Agreement.

     SECTION 2.07. Liquidity Support Trust Account. (a) On the date hereof, the Liquidity Support Trustee shall open, at the Corporate Trust Office of Wilmington Trust, an account titled "Liquidity Support Trust Account, Wilmington Trust Company, as Liquidity Support Trustee" (the "Trust Account"). The Liquidity Support Trustee shall deposit in the Trust Account, promptly upon receipt, the Initial Deposit and the full amount of all Indenture Payments received by it. All amounts so deposited in the Trust Account and all investments made with such moneys, including all income or other gain from such investments, shall be held by the Liquidity Support Trustee in the Trust Account as part of the Trust Property as herein provided and shall only be subject to withdrawal by the Liquidity Support Trustee at the times and for the purposes set forth in Section 2.08 or 5.03.

     (b) At the direction of the Issuer, the Liquidity Support Trustee shall invest and reinvest all or any specified portion of the Trust Account in Eligible Investments specified by the Issuer. Subject to Section 2.08(b), all income or other gain from such investments shall be credited to, and any loss resulting from such investments shall be charged to, the Trust Account. If the Issuer shall not have given any direction with respect to all or any portion of the Trust Account pursuant to this Section 2.07(b), the Trust Account or such portion thereof, as the case may be, shall not be invested by the Liquidity Support Trustee. If the Liquidity Support Trustee shall receive any amount for deposit into the Trust Account (other than any amount which the Liquidity Support Trustee is required at the time of receipt to withdraw from the Trust Account pursuant to Section 2.08) and the Issuer shall not have given any direction with respect to the investment of such amount, the Liquidity Support Trustee shall promptly notify the Issuer that it has not received any such direction with respect to such amount.

     (c) If the provisions of Section 2.08 or 5.03 shall require or permit the withdrawal from the Trust Account of any amounts invested as provided in
Section 2.07(b), the Liquidity Support Trustee shall, to the extent practicable, cause a sufficient amount of such investments to be sold or otherwise converted to cash to permit such withdrawal. The Liquidity Support Trustee shall have no liability as a result of its inability to make any required payment from the Trust Account other than by reason of its gross negligence or willful misconduct.

     SECTION 2.08. Withdrawals from Trust Account. (a) So long as the Termination Date has not occurred, the Liquidity Support Trustee shall withdraw from the Trust Account and pay to LFC, in immediately available funds, on any LFC Senior Convertible Note Payment Date, upon delivery by LFC to the Liquidity Support Trustee, on the second Business Day prior to such LFC Senior Convertible Note Payment Date, of a Trust Withdrawal Certificate in substantially the form attached hereto as Annex 3 setting forth (i) such Interest Shortfall Amount, (ii) the calculation thereof and (iii) payment instructions for the wire transfer or other payment of such amount to LFC. If the amount available in the Trust Account is insufficient to pay such Interest Shortfall Amount in full, the Liquidity Support Trustee shall make such payment to the extent funds are available therefor, and shall thereafter withdraw funds and make the remainder of such payment as and to the extent that funds become available therefor. The Liquidity Support Trustee shall notify the Issuer and the Indenture Trustee of the date and amount of each withdrawal made pursuant to this Section 2.08(a).

     (b) Any amounts earned on the investment of the Trust Account pursuant to Section 2.07(b) from and after the Final Deposit Date shall, on the first Business Day of the second calendar week after the Final Deposit Date and the first Business Day of every second calendar week thereafter, to the extent such amounts are available for withdrawal and distribution by the Liquidity Support Trustee on each such date, be withdrawn from the Trust Account by the Liquidity Support Trustee and paid to the Indenture Trustee for deposit into the Cash Collateral Account. "Final Deposit Date" means the date on which the sum of the amounts deposited into the Trust Account in accordance with clause second of Section 12.3(a) of the Indenture and the amounts earned on the Trust Account pursuant to Section 2.07(b) shall first be equal to or greater than $20,000,000. The Issuer shall notify the Liquidity Support Trustee of the occurrence of the Final Deposit Date.

     (c) Notwithstanding any provision of this Agreement to the contrary, no amount shall be paid by the Liquidity Support Trustee to LFC pursuant to
Section 2.08(a) if the Liquidity Support Trustee shall have been notified by the Issuer or by the Indenture Trustee that an event of default under the LFC Liquidity Support Trust Note has occurred and is continuing or that, after giving effect to such payment, an event of default under the LFC Liquidity Support Trust Note would have occurred and be continuing.

     (d) On the Termination Date, or as soon thereafter as practicable, the Liquidity Support Trustee shall pay the entire amount in the Trust Account to the Indenture Trustee in Federal or other immediately available funds for deposit into the Cash Collateral Account; provided that if the Indenture Trustee shall have previously notified the Liquidity Support Trustee in writing that the Securities and all amounts due and payable under the Indenture have been paid in full, the Liquidity Support Trustee shall pay such amount to the Issuer. The Issuer will notify the Liquidity Support Trustee of the occurrence of the Termination Date (unless the Liquidity Support Trustee shall have received notice of such occurrence pursuant to a Notice of Termination delivered by LFC in accordance with Section 6.07).

                                 ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE ISSUER

     The Issuer represents and warrants that:

     SECTION 3.01. Good Standing. The Issuer is a corporation validly existing and in good standing under the laws of the State of Delaware.

     SECTION 3.02. Corporate Power. The execution, delivery and performance by the Issuer of this Agreement are within the corporate power of the Issuer, have been duly authorized by all necessary corporate action on the part of the Issuer, and do not and will not (i) violate or contravene any judgment, injunction, order or decree binding on the Issuer or (ii) violate, contravene or constitute a default under any provision of the certificate of incorporation or by-laws of the Issuer or of any material agreement, contract, mortgage or other instrument binding on the Issuer or (iii) result in the creation or imposition of any lien, mortgage, pledge, charge, security interest or incumbrance of any kind (collectively, a "Lien") attributable to the Issuer on the Trust Property.

     SECTION 3.03. Consents and Approvals. No consent, approval, authorization or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required in connection with the execution, delivery and performance by the Issuer of this Agreement of the consummation by the Issuer of the transactions contemplated hereby, except as provided in Section 5.02(c).

                                 ARTICLE IV

       REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY SUPPORT TRUSTEE

     Wilmington Trust represents and warrants that:

     SECTION 4.01. Organization; Good Standing; Capital. Wilmington Trust is a banking corporation organized, doing business, validly existing and in good standing, under the laws of the State of Delaware and has all corporate power and all material governmental licenses, authorizations, consents, and approvals required under the laws of the State of Delaware to carry on a trust business as now conducted and to enter into and perform its obligations under this Agreement. Wilmington Trust has an aggregate capital, surplus and undivided profits of not less than $100,000,000.

     SECTION 4.02. Corporate Power. The execution, delivery and performance by Wilmington Trust of this Agreement and the issuance of the Trust Certificate by the Liquidity Support Trustee pursuant to this Agreement are within the corporate power of Wilmington Trust, have been duly authorized by all necessary corporate action on the part of Wilmington Trust and do not and will not (i) violate or contravene any judgment, injunction, order or decree binding on Wilmington Trust or (ii) violate, contravene or constitute a default under any provision of the certificate of incorporation or by-laws of Wilmington Trust or of any material agreement, contract, mortgage or other instrument binding on Wilmington Trust or (iii) result in the creation or imposition of any Lien attributable to Wilmington Trust on the Trust Property except for any Lien that may be created pursuant to Section 5.03 with respect to payments to be made to the Liquidity Support Trustee out of the Trust Property.

     SECTION 4.03. Consents and Approvals. No consent, approval, authorization or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required to be made or obtained by Wilmington Trust under Delaware law in connection with (i) the execution and delivery of this Agreement by Wilmington Trust, (ii) the performance by Wilmington Trust, as Liquidity Support Trustee, of this Agreement or (iii) the issuance of the Trust Certificate by Wilmington Trust, as Liquidity Support Trustee, pursuant to this Agreement (except as provided in Section 5.02(c) and as may be required by the Delaware securities laws; it being understood, however, that the Issuer and LFC assume all obligations for, and Wilmington Trust shall have no obligation or liability with respect to, the making of any filings or the obtaining of any consents or approvals required by the Delaware securities laws).

                                  ARTICLE V

                  CONCERNING THE LIQUIDITY SUPPORT TRUSTEE

     SECTION 5.01. General Matters Relating to the Liquidity Support Trustee. (a) Subject to the terms of Sections 2.07, 2.08 and 5.03, all moneys deposited with or received by the Liquidity Support Trustee hereunder shall be held by it without interest in trust as part of the Trust Property until distributed to LFC, the Issuer or the Indenture Trustee in accordance with
Section 2.08.

     (b) The Liquidity Support Trustee shall be under no liability (except as provided in Section 5.01(j)) for any action taken by the Liquidity Support Trustee in good faith in reliance upon any signature, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, endorsement, assignment, resolution, draft or other document, prima facie properly executed, or for the disposition of moneys or Trust Property pursuant to this Agreement. Without limitation, the Liquidity Support Trustee shall have no duty or obligation to ascertain the correctness of any dollar amounts or other information set forth in, or calculations made pursuant to, any Trust Withdrawal Certificate or other document or instrument delivered to the Trustee under this Agreement or in connection with the transactions contemplated hereby; except that the Liquidity Support Trustee shall be obligated to verify that any Trust Withdrawal Certificate delivered to the Trustee under this Agreement is in the form required by Section 2.08 and, assuming the correctness of the amounts set forth in items (A) through (K) of the Trust Withdrawal Certificate, that the computation of the Interest Shortfall Amount set forth in such Trust Withdrawal Certificate is correct.

     (c) The Liquidity Support Trustee may construe any of the provisions of this Agreement, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, in accordance with its best judgment in order to effectuate the purposes hereof, and any such construction by the Liquidity Support Trustee made in good faith shall be binding upon the Issuer and LFC.

     (d) The Liquidity Support Trustee shall not be liable (except as provided in Section 5.01(j)) with respect to any action taken or omitted to be taken by the Liquidity Support Trustee in good faith in accordance with directions given to the Liquidity Support Trustee in accordance with Section
2.05. During the respective time periods in which the Indenture Trustee and the Issuer have the right to give directions to the Liquidity Support Trustee as provided in Section 2.05, the Liquidity Support Trustee may rely on, and act exclusively pursuant to, the directions of the Person then entitled to give directions, notwithstanding any contrary direction from any Person not then entitled to give directions under Section 2.05.

     (e) The Liquidity Support Trustee shall be entitled to rely on the accuracy of all directions given to it under Section 2.07 or 2.08 with respect to the deposit, investment or withdrawal of funds in the Trust Account and shall have no responsibility (i) for determining whether directed investments are Eligible Investments, (ii) for investigating or determining the appropriateness of maturities of directed investments or (iii) for any decline in market value of any investments made pursuant to Section 2.07.

     (f) The Liquidity Support Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Agreement or for the due execution hereof by the Issuer or LFC or for or in respect of the validity or sufficiency of the Trust Certificate (except for the due execution and delivery thereof by the Liquidity Support Trustee), and the Liquidity Support Trustee shall in no event assume or incur any liability (except as provided in Section 5.01(j)), duty or obligation to the Issuer, LFC, the Indenture Trustee or any other Person, other than as expressly provided for herein.

     (g) The Liquidity Support Trustee shall not be under any obligation to appear in, prosecute or defend any action, which in its opinion may require it to incur any out-of-pocket expense or any liability unless it shall be furnished with such reasonable security and indemnity against such expense or liability as it may require in accordance with the terms of Section 5.03 hereof. The Liquidity Support Trustee may, but shall be under no duty to, undertake such action as it may deem necessary at any and all times to protect the Trust Property and the rights and interests of the Issuer pursuant to the terms of this Agreement.

     (h) In the exercise or administration of the trusts and powers hereunder, the Liquidity Support Trustee may employ agents (who may be affiliates of the Liquidity Support Trustee) and enter into agreements with them, and the Liquidity Support Trustee shall not be answerable for the default or misconduct of any such agents if such agents shall have been selected by it in good faith.

     (i) The Liquidity Support Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Trust Property, or otherwise take or refrain from taking any action under or in connection with this Agreement, except as expressly required by the terms of this Agreement or expressly directed in written instructions pursuant to
Section 2.05; and no implied duties or obligations shall be read into this Agreement against the Liquidity Support Trustee.

     (j) Neither the Liquidity Support Trustee nor Wilmington Trust shall have any liability hereunder to any Person, except for (i) any liability of the Liquidity Support Trustee to the Trust or to the Issuer or the Indenture Trustee, as the case may be, in its capacity as owner of the beneficial interest in the Trust, on account of any act or omission of the Liquidity Support Trustee constituting gross negligence or willful misconduct in the performance of its duties hereunder, (ii) any liability of Wilmington Trust arising by reason of any representation or warranty contained in Article IV being incorrect in any material respect when made and (iii) any liability of the Liquidity Support Trustee for taxes on net income payable by it based on or measured by any fees, commissions or compensation paid to the Liquidity Support Trustee in connection with its services hereunder.

     (k) The limitations on the liability of the Liquidity Support Trustee and Wilmington Trust set forth herein shall not limit the claims of the Trust against any other Person providing services to the Trust.

     (l) The Liquidity Support Trustee may consult with counsel, and (except as provided in Section 5.01(j)) the written advice of counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith reliance thereon.

     (m) The Liquidity Support Trustee shall not be required to take any action under this Agreement if it shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability, or is contrary to the terms hereof or otherwise contrary to law.

     (n) The Liquidity Support Trustee and its affiliates may, without having to account therefor to any other party hereto, accept deposits from, extend credit (on a secured or unsecured basis) to and generally engage in any kind of banking, trust or other business with any such party or any of its affiliates as if it were not acting as the Liquidity Support Trustee, and may accept fees and other consideration for services in connection with this Agreement or otherwise without having to account for the same to any other party.

     (o) It is understood and agreed that should any dispute arise with respect to the payment and/or ownership or right of possession of the Trust Account, the Liquidity Support Trustee is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Trust Account until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Liquidity Support Trustee shall be under no duty whatsoever to institute or defend any such proceedings.

     SECTION 5.02. Books and Records; Filings. (a) The Liquidity Support Trustee shall keep proper books of record and account of all the transactions under this Agreement at its Corporate Trust Office, and such books and records shall be open to inspection by the Issuer upon reasonable notice to the Liquidity Support Trustee at all reasonable times during usual business hours of the Liquidity Support Trustee.

     (b) The Liquidity Support Trustee shall prepare such tax returns of the Trust and shall execute on behalf of the Trust such tax returns of the Trust and such other filings with state and Federal taxing authorities as may from time to time be requited under any state or Federal statute or any rule or regulation thereunder. The fiscal year of the Trust shall be the same as the fiscal year of the Issuer.

     (c) The Liquidity Support Trustee shall file a certificate of trust with respect to the Trust with the Secretary of State of the State of Delaware in accordance with Title 12, Section 3810 of the Delaware Code, and will make such other filings with the Secretary of State of the State of Delaware as may from time to time be required under the Delaware Code or as the Liquidity Support Trustee may be expressly directed to make in a notice delivered pursuant to Section 2.05.

     SECTION 5.03. Compensation and Indemnification of Liquidity Support Trustee. (a) the Liquidity Support Trustee shall be entitled to a fee, payable annually in advance, for its services as Liquidity Support Trustee hereunder in accordance with the separate agreement between LFC and Wilmington Trust dated the date hereof (the "Letter Agreement").

     (b) In the event any tax is payable by the Trust as reflected in any tax return prepared by the Liquidity Support Trustee under Section 5.02(b), LFC shall pay to the Liquidity Support Trustee upon its request the amounts so due (such amounts to be paid sufficiently in advance of the relevant filing date as to permit the timely filing of any such return).

     (c) LFC shall indemnify, protect, save and hold the Liquidity Support Trustee harmless against, any and all losses, liabilities, obligations, damages, claims, penalties, taxes (excluding any taxes on the Liquidity Support Trustee on, or measured by, any compensation received by the Liquidity Support Trustee) or expenses arising out of or in connection with the creation, acceptance, operation or administration of the Trust, including the reasonable costs and reasonable expenses of defending itself against any claims or liabilities in connection with the exercise or performance of any of its powers or duties hereunder. In addition, LFC shall reimburse the Liquidity Support Trustee and Wilmington Trust upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Liquidity Support Trustee in the preparation and any subsequent amendment of this Agreement and the performance of its obligations under this Agreement (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ), except any such expense, disbursement or advance as may arise from (i) the gross negligence or willful misconduct of the Liquidity Support Trustee in the performance of its duties hereunder, (ii) the Liquidity Support Trustee's liability for taxes on net income payable by the Liquidity Support Trustee based on or measured by any fees, commissions or compensation paid to the Liquidity Support Trustee in connection with its services hereunder or (iii) any of its representations and warranties contained in Article IV being incorrect in any material respect when made.

     (d) In the event LFC shall not timely pay any amount due under the provisions of this Section 5.03 or under the Letter Agreement, the Liquidity Support Trustee shall have the right to set off and deduct the amount due (as determined by the Liquidity Support Trustee in good faith) from the Trust Account; and the Liquidity Support Trustee shall be deemed to have a lien on, and a security interest in, the Trust Account and all investments and proceeds forming a part thereof, to the extent of any such amounts from time to time due and unpaid.

     (e) The payment and indemnification obligations of LFC under this
Section 5.03 and the Letter Agreement shall survive any termination of this Agreement or the Trust or any resignation, discharge or removal of the Liquidity Support Trustee.

     SECTION 5.04. Resignation, Discharge or Removal of Liquidity Support Trustee; Successor. (a) The Liquidity Support Trustee may resign and be discharged of the trust created by this Agreement by executing an instrument in writing and filing the same with the Issuer not less than sixty days before the date specified in such instrument when, subject to Section 5.04(c), such resignation is to take effect. Upon receiving such notice of resignation, the Issuer shall use its best efforts promptly to appoint a successor Liquidity Support Trustee in the manner and meeting the qualifications hereinafter provided by written instrument or instruments delivered to such resigning Liquidity Support Trustee and the successor Liquidity Support Trustee. With the consent of the Indenture Trustee, the Issuer may remove the Liquidity Support Trustee for any reason and appoint a successor Liquidity Support Trustee by written instrument or instruments delivered to the Liquidity Support Trustee so removed and the successor Liquidity Support Trustee.

     (b) In case at any time the Liquidity Support Trustee shall resign and no successor Liquidity Support Trustee shall have been appointed within thirty (30) days after notice of such resignation has been filed and mailed as required by Section 5.04(a), the resigning Liquidity Support Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor Liquidity Support Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribed, appoint a successor Liquidity Support Trustee.

     (c) Any successor Liquidity Support Trustee appointed hereunder shall promptly execute and deliver to the Issuer and the resigning Liquidity Support Trustee an instrument accepting such appointment hereunder, and the successor Liquidity Support Trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named the Liquidity Support Trustee herein and shall be bound by all the terms and conditions of this Agreement. Upon the request of the successor Liquidity Support Trustee, the retiring Liquidity Support Trustee shall, upon payment of all amounts due the retiring Liquidity Support Trustee, execute and deliver an instrument transferring to the successor Liquidity Support Trustee all the rights and powers of the retiring Liquidity Support Trustee; and the retiring Liquidity Support Trustee shall transfer, deliver and pay over to the successor Liquidity Support Trustee all of the Trust Property at the time held by it, if any, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Liquidity Support Trustee in the administration hereof as may be requested by the successor Liquidity Support Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. Any resignation or removal of a Liquidity Support Trustee shall not become effective until acceptance by the successor Liquidity Support Trustee of its appointment pursuant to this Section 5.04(c). Any successor Liquidity Support Trustee shall meet the qualifications set forth in Section 5.05.

     (d) Any corporation into which the Liquidity Support Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Liquidity Support Trustee shall be a party, shall be the successor Liquidity Support Trustee under this Agreement without the execution, delivery or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the predecessor corporation may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding; provided that such corporation resulting from any such merger or consolidation shall meet the qualifications set forth in Section 5.05.

     SECTION 5.05. Qualification of Liquidity Support Trustee. The Liquidity Support Trustee shall at all times be a banking corporation organized and doing business under the laws of the United States or the laws of the State of Delaware, having its principal office in the State of Delaware and all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on a trust business and having at all times an aggregate capital, surplus and undivided profits of not less than $100,000,000.

     SECTION 5.06. Not Acting in Individual Capacity. In acting hereunder, Wilmington Trust acts solely as trustee and not in its individual capacity, except as otherwise expressly provided herein; and, except as so provided, all persons having any claim against Wilmington Trust by reason of the transactions contemplated hereby shall look only to the Trust Property for payment or satisfaction thereof.

     SECTION 5.07. Further Assurances. The Liquidity Support Trustee agrees to execute and deliver all such other instruments, documents or certificates as reasonably may be requested pursuant to the written direction of the Issuer or the Indenture Trustee in connection with the transactions contemplated hereby and which are in form and content reasonably satisfactory to the Liquidity Support Trustee; provided, however, that the Liquidity Support Trustee shall have no obligation to execute any such instrument, document or certificate which, in the good faith judgment of the Liquidity Support Trustee, would adversely affect the Liquidity Support Trustee's rights, duties, obligations or immunities hereunder or under any document contemplated hereby.

                                 ARTICLE VI

                                MISCELLANEOUS

     SECTION 6.01. Benefit of Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include any Person who has become the successor and assign of such party in accordance with the provisions hereof. This Agreement shall inure solely to the benefit of the Issuer, the Liquidity Support Trustee, LFC and the Indenture Trustee, and their respective successors and assigns.

     SECTION 6.02. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then, to the maximum extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement, and the invalidity thereof shall not affect the validity or enforceability of the other provisions of this Agreement or of the Trust Certificate.

     SECTION 6.03. Amendments and Waivers. This Agreement may not be amended or modified, nor may compliance with any provision hereof be waived, except in accordance with the provisions of Section 3.18(b) of the Indenture.

     SECTION 6.04. Notices. Any notice, demand, direction or instruction to be given to the Liquidity Support Trustee under this Agreement shall be in writing and shall be duly given if mailed or delivered or set by telecopy to it at: Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890-0001, telecopy number (302) 651-8882, Attention: Corporate Trust Administration, or at such other address or telecopy number as shall be specified by the Liquidity Support Trustee in a notice to the other parties hereto given in accordance with this Section 6.04. Any notice, demand, direction or instruction to be given to the Indenture Trustee under this Agreement shall be in writing and shall be duly given if mailed or delivered or sent by telecopy to it at: P.O. Box 2604, 500 Throckmorton Street, West Complex, 6th Floor, Fort Worth, Texas 76113, telecopy number (817) 884-4560,
Attention: Tracey McMillan, or at such other address or telecopy number as shall be specified by the Indenture Trustee in a notice to the parties hereto given in accordance with this Section 6.04. Any notice, demand, direction or instruction to be given to the Issuer under this Agreement shall be in writing and shall be duly given if mailed or delivered or sent by telecopy to it as: ST Lending, Inc., 1420 Viceroy Drive, Suite B, Dallas, Texas 75235, telecopy number (214) 879-1383, Attention: Carey B. Wickland, or at such other address or telecopy number as shall be specified by the Indenture Trustee in a notice to the parties hereto given in accordance with this
Section 6.04. Any notice, demand, direction or instruction to be given to LFC under this Agreement shall be in writing and shall be duly given if mailed or delivered or sent by telecopy to it at: Lomas Financial Corporation, 1600 Viceroy Drive, Dallas, Texas 75235, telecopy number (214) 879-5528,
Attention: James L. Crowson, or at such other address or telecopy number as shall be specified by LFC in a notice to the other parties hereto given in accordance with this Section 6.04. Notice shall be deemed effective when received by the party to whom it is directed.

     SECTION 6.05. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, AND ALL LAWS OR RULES OF CONSTRUCTION OF SUCH STATE SHALL GOVERN THE RIGHTS OF THE PARTIES TO THIS AGREEMENT AND THE INTERPRETATION OF THE PROVISIONS OF THIS AGREEMENT.

     SECTION 6.06. Counterparts. This Agreement may be executed and delivered in any number of counterparts, and such counterparts taken together shall constitute one and the same instrument.

     SECTION 6.07. Termination of the Trust; No Power to Revoke or Withdraw Trust Property. (a) LFC may designate a Termination Date by delivery to the Issuer and the Liquidity Support Trustee of a notice specifying the selected date (the "Notice of Termination"); provided that the Termination Date so specified shall be a date which is not less than three (3) business days after the date the Notice of Termination is delivered to the Issuer and the Liquidity Support Trustee. On the Termination Date (whether such date is determined pursuant to this Section 6.07 or as otherwise provided in the definition of such term herein), or as soon thereafter as practicable, any Trust Property remaining in the Trust (after application of any amounts due under Section 5.03), shall be distributed in accordance with Section 2.08(d). Promptly following the Termination Date, the Liquidity Support Trustee shall take all such actions as it deems necessary or appropriate in connection with the winding up of the affairs of the Trust and, upon completion of winding up, shall file a certificate of cancellation with respect to the Trust with the Secretary of State of the State of Delaware in accordance with Title 12,
Section 3810 of the Delaware Code. Upon the filing of the certificate of cancellation, this Agreement, subject to the survival provisions of Section 5.03(f), shall terminate and the estate and rights granted hereunder by the Issuer to the Liquidity Support Trustee shall cease, terminate and be void.

     (b) The bankruptcy or other incapacity of the Issuer shall not operate to terminate this Agreement, nor entitle the Issuer's legal representatives to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust or Trust Property, nor otherwise affect the rights, obligations and liabilities of the parties hereto.

     (c) Except as contemplated by the definition of Termination Date herein, the Issuer shall not be entitled to revoke the Trust established hereunder.

     SECTION 6.08. Nature of Interest in Trust Property. Except as provided in Section 2.08(d), the Issuer shall not have legal title to any part of the Trust Property.

     SECTION 6.09. Grantor Trust. The Issuer, LFC and the Liquidity Support Trustee shall treat the Trust as a grantor trust subject to the grantor trust provisions of Sections 671-679 of the Code and shall treat the property, income, deductions, credits and allowances of the Trust as property, income, deductions, credits and allowances of the Issuer for federal income tax purposes, unless the Code shall require otherwise.

     SECTION 6.10. Headings. The titles and headings of the articles and sections of this Agreement are for convenience of reference only and shall not define or modify any of the terms or provisions hereof.


     IN WITNESS WHEREOF, the Issuer, LFC and the Indenture Trustee have caused this Agreement to be duly executed and delivered to Wilmington Trust in Delaware and Wilmington Trust has accepted, executed and delivered this Agreement in Delaware, all as of the date first above written.

                                         ST LENDING, INC.



                                         By:  /s/Carey Wickland
                                              ------------------------------
                                         Name:  Carey Wickland
                                         Title:  President

                                         LOMAS FINANCIAL CORPORATION
                                              Solely with respect to its
                                              obligations and agreements
                                              under Section 2.08, Article V
                                              and Sections 6.04, 6.07 and
                                              6.09



                                         By:  /s/James L. Crowson
                                              ------------------------------
                                         Name:  James L. Crowson
                                         Title:  Executive Vice President


                                         BANK ONE, TEXAS, N.A.,
                                         as Indenture Trustee



                                         By:  /s/Tracey McMillan
                                              ------------------------------
                                         Name:  Tracey McMillan
                                         Title:  Assistant Vice President

                                         WILMINGTON TRUST COMPANY,
                                         as Liquidity Support Trustee



                                         By:  /s/Carolyn C. Daniels
                                              ------------------------------
                                         Name:  Carolyn C. Daniels
                                         Title:  Assistant Vice President

                                                                   ANNEX 1

                         [FORM OF TRUST CERTIFICATE]

                              TRUST CERTIFICATE
                         LFC LIQUIDITY SUPPORT TRUST

                          ________________________

     THIS CERTIFIES THAT ST LENDING, INC. (the "Owner") is the registered owner of a 100% undivided beneficial interest in the Trust existing under the laws of the State of Delaware pursuant to the Liquidity Support Trust Agreement (the "Agreement"; the capitalized terms herein being used as therein defined) dated as of April 12, 1994, among ST Lending, Inc., Lomas Financial Corporation, Bank One, Texas, N.A., as Indenture Trustee, and Wilmington Trust Company not in its individual capacity but solely in its capacity as trustee under the Agreement (the "Liquidity Support Trustee"), has caused this Trust Certificate to be executed by one of its duly authorized signatories as set forth below. This Trust Certificate is the Trust Certificate referred to in the Agreement and is issued under and is subject to the terms, provisions and conditions of the Agreement to which the holder of this Trust Certificate by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Agreement for a statement of the rights of the holder of this Trust Certificate, as well as for a statement of the terms and conditions of the Trust created by the Agreement.

     By its acceptance hereof, the holder hereof agrees that it will not offer, sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of this Trust Certificate except in accordance with Section 2.04(b) of the Agreement.

     IN WITNESS WHEREOF, the Liquidity Support Trustee has caused this Trust Certificate to be executed as of the date hereof by one of its Vice Presidents or Trust Officers by his manual signature. This Trust Certificate shall not be valid or enforceable for any purpose until it shall have been so signed by a Vice President or Trust Officer.

     Dated: April 12, 1994

                                         LFC LIQUIDITY SUPPORT TRUST



                                         By:  Wilmington Trust Company,
                                              not in its individual capacity
                                              but solely as Liquidity Support
                                              Trustee


                                         By:
                                              ------------------------------
                                              Name:
                                                     -----------------------
                                              Title:
                                                     -----------------------

                                                                   ANNEX 2

                 [FORM OF LFC LIQUIDITY SUPPORT TRUST NOTE]

                      LFC LIQUIDITY SUPPORT TRUST NOTE

                                                                Dallas, Texas
                                                               April 12, 1994

     For value received, LOMAS FINANCIAL CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of ST LENDING, INC. (the "Issuer") on the Termination Date a principal sum equal to the aggregate amount of all withdrawals ( each, a "Withdrawal"), if any, theretofore made by the Borrower from the Liquidity Support Trust Account (the "Trust Account") pursuant to Section 2.08(a) of the Liquidity Support Trust Agreement dated as of April 12, 1994 (the "Trust Agreement") among the Issuer, the Borrower, Bank One, Texas, N.A., as Indenture Trustee, and Wilmington Trust Company, as Liquidity Support Trustee, and to pay interest at the Termination Date on the unpaid principal amount hereof from time to time at the rate or rates provided for below; provided that if, prior to the Termination Date, the Securities and all amounts due and payable under the Indenture have been paid in full, then all obligations of the Borrower hereunder, including the obligations of the Borrower with respect to the payment of principal and interest, shall be forgiven and discharged and the Issuer, on demand of the Borrower, shall execute proper instruments acknowledging satisfaction of and discharging this note. Payment of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds. Withdrawals made by the Borrower shall be recorded by the Issuer on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Issuer to make any such recordation shall not affect the obligations of the Borrower hereunder.

     This note shall bear interest from the date of the first Withdrawal, if any, at a rater per annum at any time equal to the weighted average rate per annum that the Liquidity Support Trustee is receiving at such time on the investment of funds on deposit in the Trust Account or, if no funds are on deposit in the Trust Account at such time, then for each day at the average rate for 90-day certificates of deposit that has at such time most recently been published in The Wall Street Journal.

     The Borrower hereby covenants and agrees that, prior to the Termination
Date:

          1. The Borrower will comply with the covenants of the Borrower set forth in Section 3.9 and 3.11 of the Lomas Senior Convertible Note Indenture dated as of November 1, 1991 between the Borrower and Texas Commerce, as trustee, as in effect on the date hereof.

          2. The Borrower will not create, assume or suffer to exist any Lien on the capital stock of the Issuer.

     In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing, that is to say:

          (a) failure on the part of the Borrower to pay all or any part of the principal of or interest on this note as and when the same shall become due and payable; or

          (b) failure on the part of the Borrower duly to observe or perform any other covenant contained in this note, for a period of 30 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Borrower remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Borrower by the Liquidity Support Trustee; or

          (c) a court having jurisdiction in the premises shall enter a decree or order (i) for relief in respect of the Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) adjudging the Borrower a bankrupt or insolvent or approving a petition seeking reorganization, arrangement or composition in respect of or under any applicable bankruptcy, insolvency or other similar law; (iii) appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower or for any substantial part of the property of the Borrower; or (iv) ordering the winding-up or liquidation of the Borrower's affairs; or

          (d) the Borrower shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or any other case or proceeding to be adjudicated a bankrupt or insolvent; (ii) consent to the entry of an order for relief in an involuntary case under any such law; (iii) consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) the Borrower or for any substantial part of the property of the Borrower; (iv) make any general assignment for the benefit of creditors; or

          (e) an event of default, as defined in any indenture or instrument evidencing or under which the Borrower has at the date of this note or shall hereafter have outstanding more than $5,000,000 aggregate principal amount of indebtedness for borrowed money, shall occur and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten days after notice thereof shall have been given to the Borrower by the Liquidity Support Trustee; provided that if such event of default under such indenture or instrument shall be remedied or cured by the Borrower or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of the Liquidity Support Trustee;

then, and in each and every case, the Issuer may, by notice in writing to the Borrower, declare this note to be, and this note shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that, in the case of any of the Events of Default specified in clause (b) or
(c) above, this note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     This note is the LFC Liquidity Support Trust Note referred to in the Trust Agreement. Terms defined in the Trust Agreement and not otherwise defined herein are used herein with the same meanings.


                                         LOMAS FINANCIAL CORPORATION



                                         By:
                                              ------------------------------
                                              Name:
                                                     -----------------------
                                              Title:
                                                     -----------------------

                                 WITHDRAWALS


Date                 Amount of Withdrawal             Notation Made of

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
                                                                 ANNEX 3

                   [FORM OF TRUST WITHDRAWAL CERTIFICATE]

                        TRUST WITHDRAWAL CERTIFICATE
                          PURSUANT TO SECTION 2.08
                  OF THE LIQUIDITY SUPPORT TRUST AGREEMENT

     I,          [Name]         , a          [Title]         of Lomas
Financial Corporation, a Delaware corporation, do hereby certify as follows:

     1. On ________, 199__* (the "Senior Note Payment Date") there will be an Interest Shortfall Amount ("ISA") of $________________, computed as follows:

                     ISA = A - [(B+C+D+E+F+G+H) - (I+J)]

(A) ________   Interest on the LFC Senior Convertible Notes during the period commencing November 1, 1991 and ending on the Senior Note
               Payment Date.

               less the sum of the following:

(B) ________   50% of LMUSA's net income for the period from October 1, 1991 through the end of the last fiscal quarter ended before the Senior Note Payment Date (the "Income Measuring Period").

               plus

(C) ________   50% of any tax expense recorded on the books of LMUSA for the
               Income Measuring Period which will never be repaid and has arisen solely from the application of net operating loss carryforwards.

               plus

(D) ________   All dividends received by LFC during the Income Measuring
               Period from any company other than LMUSA.

               plus

(E) ________   LFC's interest income for the Income Measuring Period.

               plus

(F) ________   An amount carried on LFC's balance sheet representing the
               amount of taxes which have been prepaid by LFC during the Income Measuring Period.

               plus

- ---------------
*Insert the date of the next succeeding LFC Senior Convertible Note Payment Date.
(G) ________   All amounts withdrawn from the Trust Account pursuant to
               Section 2.08(a) of the Liquidity Support Trust Agreement during the Income Measuring Period.

               plus

(H) ________   All net income earned by any subsidiary of LFC other than
               LMUSA during the Income Measuring Period to the extent that
               (A) no legal or contractual provision prevented the distribution of such income to LFC as a dividend and (B) such distribution would not have left such subsidiary with an unduly small capital.

               less the sum of:

(I) ________   LFC's general and administrative expenses for the Income
               Measuring Period.

               plus

(J) ________   All federal, state and local income, excise, franchise, ad valorem and other taxes attributable to LFC and its activities and actually paid during the Income Measuring Period.

     2. On ________, 199__, the Senior Note Payment Date, please make available to LFC immediately available funds in the amount of the Interest Shortfall Amount by [insert payment instructions].

     3. The Termination Date has not occurred.

     Capitalized terms used herein and not otherwise defined herein have the meanings attributed to such terms in the Liquidity Support Trust Agreement dated as of April 12, 1994 among ST Lending, Inc., Lomas Financial Corporation, Bank One, Texas, N.A., as Indenture Trustee, and Wilmington Trust Company, as Liquidity Support Trustee.

     IN WITNESS WHEREOF, I have hereunto set my hand and caused this certificate to be delivered this ____ day of ________, 199__.



                                    ____________________________________
                                    [Name]
                                    [Title]